EXHIBIT 99.1

NEW ISSUE OR ISSUES
BACKED BY NEWLY ORIGINATED OR SEASONED
ADJUSTABLE-RATE ONE-YEAR OPTION MTA MORTGAGE LOANS

WASHINGTON MORTGAGE SECURITIES CORP.
DEPOSITOR

WASHINGTON MUTUAL BANK, FA.
SERVICER

WAMU MORTGAGE PASS-THROUGH CERTIFICATES

OF ONE OR MORE SERIES TO BE DESIGNATED,
ISSUED IN ONE OR MORE TRANSACTIONS
PURSUANT TO A REGISTRATION STATEMENT ON FORM S-3,
COMMISSION FILE NO. 333-103345

DEUTSCHE BANK NATIONAL TRUST COMPANY,
TRUSTEE

WAMU CAPITAL CORP.
UNDERWRITER

DECEMBER 2, 2004

The information contained herein will be superseded by the description of the mortgage loans contained in the related prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Securities that may be offered in connection with the mortgage loans described herein may not be appropriate for all investors. Prospective investors in securities that may be offered should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information about the securities. Such documents may be obtained without charge at the Security and Exchange Commission’s website, from WaMu Capital Corp., as underwriter, or Washington Mutual Mortgage Securities Corp. as issuer. If one or more series is to be issued, once available, the final related final prospectus and prospectus supplement may be obtained by contacting Brian Caddigan, WaMu Capital Corp., telephone number 212-702-6910, or Thomas G. Hardy, WaMu Capital Corp., telephone number 206-554-2411.

This information is furnished to you solely by WaMu Capital Corp. acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction. WaMu Capital Corp. is an affiliate of Washington Mutual Mortgage Securities Corp. and Washington Mutual Bank, FA.

Securities that may be offered in connection with the mortgage loans described herein may not be appropriate for all investors. Prospective investors in securities that may be offered should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Security and Exchange Commission’s website, from WaMu Capital Corp., as underwriter, or Washington Mutual Mortgage Securities Corp. as issuer. If one or more series is to be issued, once available, the final related final prospectus and prospectus supplement may be obtained by contacting Brian Caddigan, WaMu Capital Corp., telephone number 212-702-6910, or Thomas G. Hardy, WaMu Capital Corp., telephone number 206-554-2411.

5.	Delinquency
	i. Twelve Month Delinquency Performance	12
	ii. Twelve Month Delinquency Status	12

6.	Loss and Severity Data	13

7.	Prepayment History
	i. MTA Option ARM	14
	ii. MTA Option ARM vs. Hybrid 5/1	15

This information is furnished to you solely by WaMu Capital Corp. acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction. WaMu Capital Corp. is an affiliate of Washington Mutual Mortgage Securities Corp. and Washington Mutual Bank, FA.

Securities that may be offered in connection with the mortgage loans described herein may not be appropriate for all investors. Prospective investors in securities that may be offered should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Security and Exchange Commission’s website, from WaMu Capital Corp., as underwriter, or Washington Mutual Mortgage Securities Corp. as issuer. If one or more series is to be issued, once available, the final related final prospectus and prospectus supplement may be obtained by contacting Brian Caddigan, WaMu Capital Corp., telephone number 212-702-6910, or Thomas G. Hardy, WaMu Capital Corp., telephone number 206-554-2411.

Washington Mutual Capital Corp. is considering the possibility of structuring and executing one or more residential mortgage-backed securities transactions that may involve the issuance by Washington Mutual Mortgage Securities Corp. or other issuers of mortgage pass-through certificates backed by a pool or pools of mortgage loans with characteristics similar to those described herein. The information contained herein summarizes certain proposed terms and information about the mortgage loans of one or more such hypothetical offerings as currently contemplated in connection with preliminary discussions with potential investors. Such information does not purport to be a complete description of all of the material terms of any potential transaction or issuance of mortgage-backed securities that may finally be consummated.  In connection with any such offering, Washington Mutual Capital Corp. may prepare and deliver to potential investors collateral term sheets, structural term sheets and/or a prospectus supplement and prospectus relating to the specific transaction.

Although a registration statement (including the Prospectus; Securities and Exchange File No. 333-103345) relating to a potential offering discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to a potential offering discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication, in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the specific transaction which will supersede the information discussed in this communication.

With respect to any transaction, Washington Mutual Mortgage Securities Corp. will acquire the mortgage loans from one or more affiliates, including Washington Mutual Bank, FA. The mortgage loans will be newly originated or seasoned adjustable rate mortgage loans originated by such affiliates. All of the mortgage loans are indexed on the Twelve Month Average of the annual yields on actively traded United States Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release entitled “Selected Interest Rates (H. 15)” (the “Monthly Yields”).  The Twelve-Month Average is determined by adding together the Monthly Yields for the most recently available twelve months and dividing by 12 (the “Index”).

The mortgage loans permit negative amortization. All the mortgage loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1, 2, 3 or 6 months); based upon the Index rate. After the initial fixed interest rate period, the interest rate for each mortgage loan will adjust monthly to equal the sum of the related Index and the margin.  As of the Cut-off Date, none of the mortgage loans were still in their one-month, two-month, three-month or six-month introductory fixed

The information contained herein will be superseded by the description of the mortgage loans contained in the related prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Securities that may be offered in connection with the mortgage loans described herein may not be appropriate for all investors. Prospective investors in securities that may be offered should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information about the securities. Such documents may be obtained without charge at the Security and Exchange Commission’s website, from WaMu Capital Corp., as underwriter, or Washington Mutual Mortgage Securities Corp. as issuer. If one or more series is to be issued, once available, the final related final prospectus and prospectus supplement may be obtained by contacting Brian Caddigan, WaMu Capital Corp., telephone number 212-702-6910, or Thomas G. Hardy, WaMu Capital Corp., telephone number 206-554-2411.

rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the mortgage loans are subject to a maximum mortgage rate.

For all of the mortgage loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment.  However, as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the 7.5% payment cap limitation and  if the unpaid principal balance exceeds a percentage (either 110% or 125%, as applicable) of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the 7.5% payment cap limitation in order to amortize the outstanding principal balance over the remaining term to maturity.

Negative amortization on a mortgage loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

All collateral information contained herein is as of the statistical calculation date of March 1, 2004. The Cut-Off Date for the one or more specific transactions being considered will reflect the composition of the mortgage pool selected for each specific transaction as of the applicable Cut-Off Date. The composition of any such mortgage pool or pools may differ from the mortgage pool described herein.

As of March 1, 2004 Washington Mutual Bank, FA was servicing approximately 301,076 One-Year MTA mortgage loans with an aggregate principal balance of approximately $ 89,550,000,000, including mortgage loans that it holds for investment and for sale and mortgage loans that it services but does not own.

As of the date hereof, Washington Mutual Bank, FA was servicing similar loans backing mortgage-backed securities that were publicly offered by Washington Mutual Mortgage Securities Corp.  These securities include the WaMu Mortgage Pass-Through Certificates - Series 2000-3, Series 2001-7, Series 2001-AR3, Series 2002-AR6, Series 2002-AR9, Series 2002-AR17, Series 2004-AR2, Series 2004-AR6, Series 2004-AR8, Series 2004-AR10 and Series 2004-AR12. Information regarding certain characteristics of the mortgage loans in the various pools underlying such securities is available in the final prospectus supplement for the related transaction through the Securities and Exchange Commission’s EDGAR database.

The future delinquency, loss, foreclosure and prepayment characteristics of the mortgage loans described herein and of any mortgage loan backing securities subsequently offered by Washington Mutual

The information contained herein will be superseded by the description of the mortgage loans contained in the related prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Securities that may be offered in connection with the mortgage loans described herein may not be appropriate for all investors. Prospective investors in securities that may be offered should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information about the securities. Such documents may be obtained without charge at the Security and Exchange Commission’s website, from WaMu Capital Corp., as underwriter, or Washington Mutual Mortgage Securities Corp. as issuer. If one or more series is to be issued, once available, the final related final prospectus and prospectus supplement may be obtained by contacting Brian Caddigan, WaMu Capital Corp., telephone number 212-702-6910, or Thomas G. Hardy, WaMu Capital Corp., telephone number 206-554-2411.

Mortgage Securities Corp. pursuant to one or more securities transactions will not conform and may be significantly different. Neither Washington Mutual Mortgage Securities Corp., any of its affiliates nor WaMu Capital Corp. makes any representation that the characteristics of any mortgage loan backing securities subsequently offered will resemble historical experience to date of the mortgage loans described herein at any time in the future. Investors are strongly cautioned to make their own assessments of possible future performance.

The information contained herein will be superseded by the description of the mortgage loans contained in the related prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Securities that may be offered in connection with the mortgage loans described herein may not be appropriate for all investors. Prospective investors in securities that may be offered should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information about the securities. Such documents may be obtained without charge at the Security and Exchange Commission’s website, from WaMu Capital Corp., as underwriter, or Washington Mutual Mortgage Securities Corp. as issuer. If one or more series is to be issued, once available, the final related final prospectus and prospectus supplement may be obtained by contacting Brian Caddigan, WaMu Capital Corp., telephone number 212-702-6910, or Thomas G. Hardy, WaMu Capital Corp., telephone number 206-554-2411.

Mortgage Loans Profile

Unless specifically noted, the following data tables include loans which meet the following criteria: Jumbo loans originated through Washington Mutual Bank, FA or an affiliate and active (not paid off) as of 3/31/04 with the following loan attributes:  maximum original loan balance of $1.5 million; maximum original Loan To Value (LTV) of 90%; minimum FICO scores of 680 on low documentation loans or 620 on full documentation loans; maximum original term of 480 months; and, loans not delinquent as of 3/31/04.   Population consists of loans backing existing WaMu Option ARM securities and certain portfolio loans meeting the same criteria.

Year of Origination

MTA Option ARMs Year of Origination Distribution – as of 3/31/04
Year of Origination	%	UPB*
2000	5.5	$413,000,000
2001	5.6	$425,000,000
2002	18.7	$1,414,000,000
2003	46.9	$3,549,000,000
2004	23.3	$1,758,000,000
Total:	100	$7,559,000,000

              * Rounded to the nearest one million ($1,000,000)

MTA Option ARMs with Deferred Interest – as of 3/31/04

Year of Origination	UPB w/ Neg. Am.*	Def. Int. Balance**
2000	9,500,000	31,200
2001	1,000,000	9,800
2002	400,000	1,400
2003	141,100,000	70,000
2004	8,000,000	1,300
Total:	160,000,000	113,700

            *Rounded to the nearest one-hundred thousand ($100,000)
            **Rounded to the nearest one hundred ($100)

Borrower Utilization of MTA Option ARMs with Deferred Interest – as of 3/31/04

Deferred Interest as a % of UPB	Year of Origination
	2000	2001	2002	2003	2004
< .01%	97.70%	99.77%	99.97%	96.02%	99.54%
0.01 - 0.50%	2.19%	0.00%	0.03%	3.97%	0.46%
0.51 - 1.00%	0.00%	0.13%	0.00%	0.00%	0.00%
>1%	0.11%	0.10%	0.00%	0.01%	0.00%
Total:	100.00%	100.00%	100.00%	100.00%	100.00%

Current Loan to Value (CLTV)

MTA Option ARMs CLTV Distribution – as of 3/31/04

CLTV	%	UPB*
< 61%	20.0	$1,518,000,000
61 - 70%	23	$1,736,000,000
71 - 80%	55.9	$4,222,000,000
81 - 90%	1.1	$83,000,000
Total:	100	$7,559,000,000

*Rounded to the nearest one million ($1,000,000)

MTA Option ARMs with Deferred Interest– as of 3/31/04

CLTV	UPB w/ Neg. Am.*	Def. Int. Balance**
< 61%	23,900,000	10,700
61 - 70%	40,800,000	38,400
71 - 80%	92,400,000	51,900
81 - 90%	2,900,000	12,700
Total:	160,000,000	113,700

*Rounded to the nearest one-hundred thousand ($100,000)
              **Rounded to the nearest one hundred ($100)

UPB of MTA Option ARMs with Deferred Interest– as of 3/31/04 (by Year of Origination)*

CLTV	2000	2001	2002	2003	2004
≤ 60%	400,000	0	0	22,200,000	1,400,000
61 - 70%	1,700,000	0	0	36,600,000	2,400,000
71 - 80%	6,900,000	0	400,000	80,800,000	4,200,000
81 - 90%	500,000	1,000,000	0	1,500,000	0
Total:	9,500,000	1,000,000	400,000	141,100,000	8,000,000

*Rounded to the nearest one-hundred thousand ($100,000)

Percent of MTA Option ARMs with Deferred Interest– as of 3/31/04 (by Year of Origination)
	Year of Origination
CLTV	2000	2001	2002	2003	2004
< 61%	0.40%	0.00%	0.00%	3.60%	0.40%
61 - 70%	1.60%	0.00%	0.00%	4.20%	0.70%
71 - 80%	3.40%	0.00%	0.10%	4.00%	0.40%
81 - 90%	16.00%	21.70%	0.00%	3.80%	0.00%
Weighted Total:	2.30%	0.20%	0.00%	4.00%	0.50%

Deferred Interest as a Percent of Balance– as of 3/31/04 (by Year of Origination)
	Year of Origination
CLTV	2000	2001	2002	2003	2004
< 61%	0.28%	0.00%	0.00%	0.04%	0.01%
61 - 70%	0.34%	0.00%	0.00%	0.09%	0.02%
71 - 80%	0.34%	0.00%	0.33%	0.03%	0.01%
81 - 90%	0.21%	0.98%	0.00%	0.14%	0.00%
Weighted Total:	0.33%	0.98%	0.33%	0.05%	0.02%

FICO

MTA Option ARMs FICO Distribution – as of 3/31/04

FICO	%	UPB*
620 – 639	2.5	$192,000,000
640 – 659	3.1	$233,000,000
660 – 679	3.7	$283,000,000
680 – 699	18.9	$1,432,000,000
700 – 719	17.8	$1,347,000,000
720 – 739	15.8	$1,195,000,000
> 739	38.2	$2,877,000,000
Total:	100	$7,559,000,000

            *Rounded to the nearest one million ($1,000,000)

MTA Option ARMs with Deferred Interest – as of 3/31/04

FICO	UPB w/ Neg. Am.*	Def. Int. Balance**
620 - 639	4,100,000	2,100
640 - 659	4,800,000	1,300
660 - 679	5,200,000	2,400
680 - 699	43,700,000	22,600
700 - 719	33,700,000	37,000
720 - 739	18,300,000	9,000
> 739	50,200,000	39,300
Total:	160,000,000	113,700

*Rounded to the nearest one-hundred thousand ($100,000)
            **Rounded to the nearest one hundred ($100)

UPB of MTA Option ARMs with Deferred Interest– as of 3/31/04 (by Year of Origination)*

FICO	$ w Neg Am
	Year of Origination
	2000	2001	2002	2003	2004
620 - 639	500,000	0	0	3,600,000	0
640 - 659	0	0	0	4,800,000	0
660 - 679	800,000	0	0	4,000,000	400,000
680 - 699	400,000	600,000	400,000	40,900,000	1,400,000
700 - 719	1,200,000	400,000	0	32,100,000	0
720 - 739	800,000	0	0	16,100,000	1,400,000
> 739	5,800,000	0	0	39,600,000	4,800,000
Total:	9,500,000	1,000,000	400,000	141,100,000	8,000,000

*Rounded to the nearest one-hundred thousand ($100,000)

Percent of MTA Option ARMs with Deferred Interest– as of 3/31/04 (by Year of Origination)

FICO	% w/ Neg Am
	Year of Origination
	2000	2001	2002	2003	2004
620 - 639	8.2%	0.0%	0.0%	3.4%	0.0%
640 - 659	0.0%	0.0%	0.0%	4.3%	0.0%
660 - 679	4.2%	0.0%	0.0%	3.4%	0.5%
680 - 699	0.7%	0.9%	0.2%	5.5%	0.4%
700 - 719	2.0%	0.7%	0.0%	5.0%	0.0%
720 - 739	1.1%	0.0%	0.0%	2.9%	0.5%
> 739	3.0%	0.0%	0.0%	3.1%	0.7%
Weighted Total:	2.3%	0.2%	0.0%	4.0%	0.5%

Deferred Interest as a Percent of Current Balance– as of 3/31/04 (by Year of Origination)
FICO	Year of Origination
	2000	2001	2002	2003	2004
620 – 639	0.21%	0.00%	0.00%	0.03%	0.00%
640 – 659	0.00%	0.00%	0.00%	0.03%	0.00%
660 – 679	0.10%	0.00%	0.00%	0.04%	0.01%
680 – 699	0.21%	0.76%	0.33%	0.04%	0.01%
700 – 719	0.19%	1.27%	0.00%	0.09%	0.00%
720 – 739	0.27%	0.00%	0.00%	0.04%	0.01%
> 739	0.41%	0.00%	0.00%	0.04%	0.02%
Weighted Total:	0.33%	0.98%	0.33%	0.05%	0.02%

Current Balance

MTA Option ARMs Balance Distribution – as of 3/31/04

Current Bal	%	Cumulative UPB*
< 300k	0.3	$23,000,000
300k - 399k	19.7	$1,488,000,000
400k - 499k	23	$1,736,000,000
500k - 599k	17.5	$1,329,000,000
600k - 699k	13.5	$1,017,000,000
700k - 799k	6.5	$488,000,000
800k - 899k	3.4	$260,000,000
900k - 999k	5.2	$394,000,000
> 999k	10.9	$824,000,000
Total:	100	$7,559,000,000

*Rounded to the nearest one million ($1,000,000)

MTA Option ARMs with Deferred Interest – as of 3/31/04

Balance	UPB w/ Neg. Am.*	Def. Int. Balance**
< 300k	0	0
300k - 399k	24,400,000	33,500
400k - 499k	20,200,000	26,500
500k - 599k	21,700,000	14,200
600k - 699k	18,800,000	7,600
700k - 799k	15,600,000	5,100
800k - 899k	7,900,000	4,900
900k - 999k	13,700,000	6,400
> 999k	37,700,000	15,500
Total:	160,000,000	113,700

*Rounded to the nearest one-hundred thousand ($100,000)
            **Rounded to the nearest one hundred ($100)

UPB of MTA Option ARMs with Deferred Interest– as of 3/31/04 (by Year of Origination)*

Balance	$ w/ Neg Am
	Year of Origination
	2000	2001	2002	2003	2004
< 250k	0	0	0	0	0
250k – 499k	5,900,000	400,000	400,000	34,600,000	3,200,000
500k - 749k	1,400,000	600,000	0	45,700,000	3,800,000
750k - 999k	900,000	0	0	24,300,000	1,000,000
> 999k	1,300,000	0	0	36,500,000	0
Total:	9,500,000	1,000,000	400,000	141,100,000	8,000,000

*Rounded to the nearest one-hundred thousand ($100,000)

Percent of MTA Option ARMs with Deferred Interest– as of 3/31/04 (by Year of Origination)

Balance	% w/ Neg Am
	Year of Origination
	2000	2001	2002	2003	2004
< 250k	0.0%	0.0%	0.0%	0.0%	0.0%
250k - 499k	3.1%	0.2%	0.1%	2.6%	0.4%
500k - 749k	1.0%	0.4%	0.0%	4.1%	0.5%
750k - 999k	1.7%	0.0%	0.0%	4.4%	1.1%
> 999k	4.6%	0.0%	0.0%	6.9%	0.0%
Weighted Total:	2.3%	0.2%	0.0%	4.0%	0.5%

MTA Option ARMs Deferred Interest as a Percent of Balance– as of 3/31/04 (by Year of Origination)
Balance	Year of Origination
	2000	2001	2002	2003	2004
< 250k	0.00%	0.00%	0.00%	0.00%	0.00%
250k - 499k	0.33%	1.27%	0.33%	0.10%	0.01%
500k - 749k	0.22%	0.76%	0.00%	0.04%	0.02%
750k - 999k	0.36%	0.00%	0.00%	0.04%	0.01%
> 999k	0.41%	0.00%	0.00%	0.03%	0.00%
Weighted Total:	0.33%	0.98%	0.33%	0.05%	0.02%

Delinquency

Twelve Month Delinquency Performance
Percent of the MTA Option ARMs Population Current in their Payments
	Percent of Loans
	As of Date
	Mar-03	Apr-03	May-03	Jun-03	Jul-03	Aug-03	Sep-03	Oct-03	Nov-03	Dec-03	Jan-04	Feb-04
Current (0-30 days)	99.90%	99.92%	99.93%	99.89%	99.90%	99.82%	99.78%	99.85%	99.90%	99.87%	99.94%	99.89%

Twelve Month Delinquency Status
Percent of MTA Option ARMs by Days Delinquent
Days Delinquent	Percent of Loans
	As of Date
	Mar-03	Apr-03	May-03	Jun-03	Jul-03	Aug-03	Sep-03	Oct-03	Nov-03	Dec-03	Jan-04	Feb-04
30 – 59 Days	0.04%	0.04%	0.05%	0.07%	0.05%	0.11%	0.13%	0.07%	0.04%	0.09%	0.03%	0.07%
60 – 89 Days	0.04%	0.03%	0.00%	0.02%	0.03%	0.00%	0.03%	0.02%	0.01%	0.00%	0.01%	0.01%
90+ Days	0.02%	0.02%	0.02%	0.02%	0.02%	0.07%	0.06%	0.06%	0.05%	0.04%	0.02%	0.03%

Loss and Severity Data

Historical Losses for HFI Option ARMs meeting Saleable Criteria*

Year of Origination	Year of Loss
	2001	2002	2003	2004**
1999	0.0167%	0.0125%	0.0050%	0.0007%
2000	0.0016%	0.0106%	0.0143%	0.0020%
2001	N/A	0.0043%	0.0096%	0.0074%
2002	N/A	N/A	0.0012%	0.0020%

* The Loss and Severity data includes HFI Option ARMs originated between January 1, 1999 and March 31, 2004 that had origination balances less than $1.5 million, origination LTV ratio less than or equal to 90% and origination term less than or equal to 480 months. Properties having 5+ units were explicitly excluded.

** Through 3/31/04

Prepayment History

MTA Option ARM
As of Date	CPR (%)
Jan-01	15%
Feb-01	30%
Mar-01	38%
Apr-01	44%
May-01	36%
Jun-01	39%
Jul-01	41%
Aug-01	40%
Sep-01	34%
Oct-01	34%
Nov-01	30%
Dec-01	45%
Jan-02	35%
Feb-02	35%
Mar-02	37%
Apr-02	27%
May-02	30%
Jun-02	23%
Jul-02	25%
Aug-02	28%
Sep-02	21%
Oct-02	24%
Nov-02	23%
Dec-02	24%
Jan-03	29%
Feb-03	25%
Mar-03	27%
Apr-03	31%
May-03	22%
Jun-03	32%
Jul-03	37%
Aug-03	38%
Sep-03	37%
Oct-03	34%
Nov-03	24%
Dec-03	21%
Jan-04	16%
Feb-04	15%
Mar-04	17%

The following Hybrid 5/1 comparative data is based upon loans meeting the following criteria: Jumbo loans originated through Washington Mutual Bank, FA or an affiliate and active (not paid off) as of 3/31/04 with the following loan attributes:  maximum original loan balance of $1.5 million; maximum original Loan To Value (LTV) of 90%; minimum FICO scores of 680 on low documentation loans or 620 on full documentation loans; maximum original term of 480 months; and, loans not delinquent as of 3/31/04.  Population consists of loans backing existing WaMu Option ARM securities and certain portfolio loans meeting the same criteria.

MTA Option ARM vs. Hybrid 5/1
MTA Option ARM		Hybrid 5/1
As of Date	CPR (%)	As of Date	CPR (%)
Jan-01	15%	Jan-01	7.82%
Feb-01	30%	Feb-01	19.30%
Mar-01	38%	Mar-01	27.66%
Apr-01	44%	Apr-01	33.68%
May-01	36%	May-01	29.15%
Jun-01	39%	Jun-01	30.78%
Jul-01	41%	Jul-01	32.89%
Aug-01	40%	Aug-01	32.19%
Sep-01	34%	Sep-01	37.60%
Oct-01	34%	Oct-01	46.74%
Nov-01	30%	Nov-01	51.74%
Dec-01	45%	Dec-01	55.04%
Jan-02	35%	Jan-02	41.67%
Feb-02	35%	Feb-02	40.20%
Mar-02	37%	Mar-02	27.69%
Apr-02	27%	Apr-02	20.38%
May-02	30%	May-02	22.55%
Jun-02	23%	Jun-02	26.20%
Jul-02	25%	Jul-02	51.65%
Aug-02	28%	Aug-02	62.63%
Sep-02	21%	Sep-02	52.09%
Oct-02	24%	Oct-02	50.07%
Nov-02	23%	Nov-02	41.31%
Dec-02	24%	Dec-02	39.15%
Jan-03	29%	Jan-03	37.07%
Feb-03	25%	Feb-03	37.01%
Mar-03	27%	Mar-03	41.60%
Apr-03	31%	Apr-03	58.24%
May-03	22%	May-03	52.48%
Jun-03	32%	Jun-03	48.33%
Jul-03	37%	Jul-03	67.77%
Aug-03	38%	Aug-03	65.48%
Sep-03	37%	Sep-03	50.38%
Oct-03	34%	Oct-03	38.42%
Nov-03	24%	Nov-03	26.11%
Dec-03	21%	Dec-03	28.60%
Jan-04	16%	Jan-04	22.48%
Feb-04	15%	Feb-04	36.55%